Sub-Item 77Q3
a(i)  Not applicable at this time.

a(ii)  The internal controls of the Arbor Funds
Trust (the "Trust") are periodically evaluated.
Since the last evaluation, there have been no
significant changes in the Trust's internal controls
or in other factors that could have had a
significant affect on such controls.  There have
also been no significant deficiencies or material
weaknesses identified since the last evaluation that
required any corrective action.
a(iii)  I, James R. Foggo, certify that:
1. I have reviewed this report on Form N-SAR of
Arbor Funds Trust;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading with
respect to the period covered by this report; and
3. Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects the
financial condition, results of operations, changes
in net assets, and cash flows (if the financial
statements are required to include a statement of
cash flows) of the registrant as of, and for, the
periods presented in this report.
Date: September 27, 2002_______________
/s/James R. Foggo_______________________
[Signature]
President
I, Peter Golden, certify that:
1. I have reviewed this report on Form N-SAR of the
Hancock Horizon Funds of the Arbor Funds Trust;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading with
respect to the period covered by this report; and
3. Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects the
financial condition, results of operations, changes
in net assets, and cash flows (if the financial
statements are required to include a statement of
cash flows) of the registrant as of, and for, the
periods presented in this report.
Date:  September 27, 2002
	/s/Peter Golden
[Signature]
Controller and CFO


I, Jennifer E. Spratley, certify that:
1. I have reviewed this report on Form N-SAR of the
Golden Oak Funds of the Arbor Funds Trust;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading with
respect to the period covered by this report; and
3. Based on my knowledge, the financial information
included in this report, and the financial
statements on which the financial information is
based, fairly present in all material respects the
financial condition, results of operations, changes
in net assets, and cash flows (if the financial
statements are required to include a statement of
cash flows) of the registrant as of, and for, the
periods presented in this report.
Date: September 27 2002___
	/s/Jennifer E. Spratley_________
[Signature]
Controller and CFO